Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
June 30, 2009
Second Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	AA-	—	A+
Ratings are as of July 24, 2009, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2009

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures may improve its understanding of trends in the underlying business and help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.
2009 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2009
(all data shown is for the three months ended or as of June 30, 2009)
(Based on reported data — see Pages 18-20 for adjusted data)

		Year over year
	6/30/2009	change %

Revenues:

Commercial lines net written premiums	$524	(12.2)
Personal lines net written premiums	190	(0.6)
Surplus lines net written premiums	9	277.3
Property casualty net written premiums	723	(8.5)
Commercial lines net earned premiums	556	(5.2)
Personal lines net earned premiums	172	(1.5)
Surplus lines net earned premiums	5	nm
Property casualty net earned premiums	733	(3.7)
Life and accident and health net earned premiums	37	9.9
Investment income	119	(8.4)
Realized gains on investments	(18)	nm
Other income	3	(0.3)
Total revenues	874	(4.7)

Income:

Operating income	$(5)	(107.2)
Net realized investment gains and losses	(14)	(117.7)
Net income	(19)	nm

Per share (diluted):

Operating income (loss)	$(0.03)	(107.1)
Net realized investment gains and losses	(0.09)	120.3
Net income	(0.12)	(131.6)
Book value	25.49	(12.1)
Weighted average shares — diluted	162,556,327	nm

Benefits and expenses:

Commercial lines loss and loss expenses	$442	8.1
Personal lines loss and loss expenses	173	16.2
Surplus lines loss and loss expenses	4	nm
Life and accident and health losses and policy benefits	39	1.8
Underwriting, acquisition and insurance expenses	248	(3.6)
Operating expenses	4	(19.8)
Interest expenses	14	10.9
Total expenses	924	8.4
Net income before income taxes	(50)	nm
Total income tax benefit	(31)	nm

Ratios:

Commercial lines GAAP combined ratio	110.9%
Personal lines GAAP combined ratio	133.2
Property casualty GAAP combined ratio	116.6

Commercial lines STAT combined ratio	112.0%
Personal lines STAT combined ratio	130.5
Property casualty STAT combined ratio	116.6

Balance Sheet:

Fixed maturity investments	$7,127
Equity securities	2,492
Short-term investments	12
Other invested assets	77

Total invested assets	$9,708

Loss and loss expense reserves	$4,233
Total debt	839
Shareholders’ equity	4,144
2009 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total

Revenues:
Premiums earned:
Property Casualty	$—	$1,550	$—	$—	$—	$—	$—	$1,550
Life	—	—	91	—	—	—	—	91
Accident health	—	—	3	—	—	—	—	3
Premiums ceded	—	(85)	(24)	—	—	—	—	(109)
Total earned premium	—	1,465	70	—	—	—	—	1,535
Investment income	20	164	59	—	—	—	—	243
Realized gain on investments	67	(54)	(32)	—	(1)	—	—	(20)
Other income	7	2	—	4	—	2	(9)	6
Total revenues	$94	$1,577	$97	$4	$(1)	$2	$(9)	$1,764

Benefits & expenses:
Losses & policy benefits	$—	$1,194	$100	$—	$—	$—	$(2)	$1,292
Reinsurance recoveries	—	(31)	(22)	—	—	—	—	(53)
Underwriting, acquisition and insurance expenses	—	479	24	—	—	—	(1)	503
Other operating expenses	13	—	—	2	—	2	(6)	10
Interest expense	26	—	—	2	—	—	—	28
Total expenses	$39	$1,642	$102	$4	$0	$2	$(9)	$1,780

Income (loss) before income taxes	$55	$(65)	$(5)	$0	$(1)	$0	$0	$13

Provision (benefit) for income taxes:
Current operating income	$(11)	$(33)	$(4)	$—	$—	$—	$—	$(40)
Capital gains/losses	23	(18)	(9)	—	—	—	—	(4)
Deferred	3	4	12	—	—	—	—	21
Total provision (benefit) for income taxes	$15	$(47)	$(1)	$0	$0	$0	$0	$(23)

Operating income (loss)	$(5)	$18	$19	$0	$0	$0	$0	$32

Net income (loss) — current year	$40	$(18)	$(4)	$0	$(1)	$0	$0	$17

Net income (loss) — prior year	$(27)	$43	$4	$1	$0	$0	$0	$21

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
2009 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total

Revenues:
Premiums earned:
Property Casualty	$—	$776	$—	$—	$—	$—	$—	$776
Life	—	—	47	—	—	—	—	47
Accident health	—	—	2	—	—	—	—	2
Premiums ceded	—	(43)	(12)	—	—	—	—	(55)
Total earned premium	—	733	37	—	—	—	—	770
Investment income	11	79	29	—	—	—	—	119
Realized gain on investments	(14)	1	(5)	—	—	—	—	(18)
Other income	4	1	—	2	—	1	(5)	3
Total revenues	$1	$814	$61	$2	$0	$1	$(5)	$874

Benefits & expenses:
Losses & policy benefits	$—	$663	$49	$—	$—	$—	$(1)	$711
Reinsurance recoveries	—	(43)	(10)	—	—	—	—	(53)
Underwriting, acquisition and insurance expenses	—	235	13	—	—	—	—	248
Other operating expenses	6	—	—	1	—	1	(4)	4
Interest expense	13	—	—	1	—	—	—	14
Total expenses	$19	$855	$52	$2	$0	$1	$(5)	$924

Income (loss) before income taxes	$(18)	$(41)	$9	$0	$0	$0	$0	$(50)

Provision (benefit) for income taxes:
Current operating income	$(10)	$(33)	$(1)	$—	$—	$—	$—	$(44)
Capital gains/losses	(5)	—	—	—	—	—	—	(5)
Deferred	7	6	5	—	—	—	—	18
Total provision (benefit) for income taxes	$(8)	$(27)	$4	$0	0	$0	$0	$(31)

Operating income (loss)	$0	$(15)	$10	$0	$0	$0	$0	$(5)

Net income (loss) — current year	$(10)	$(14)	$5	$0	$0	$0	$0	$(19)

Net income — prior year	$13	$48	$2	$0	$0	$0	$0	$63

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
2009 Second-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions except per share data)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net income (loss)			$(19)	$35	$161	$247	$63	$(42)	$17	$21		$268		$429
Net realized investment gains and losses			(14)	(2)	69	173	(6)	(151)	(15)	(157)		16		85

Operating income (loss)			(5)	37	92	74	69	109	32	178		252		344
Less catastrophe losses			(77)	(34)	10	(41)	(74)	(28)	(111)	(101)		(142)		(132)

Operating income before catastrophe losses			$72	$71	$82	$115	$143	$137	$143	$279		$394		$476

Diluted per share data
Net income (loss)			$(0.12)	$0.22	$0.99	$1.50	$0.38	$(0.26)	$0.10	$0.13		$1.64		$2.62
Net realized investment gains and losses			(0.09)	(0.01)	0.42	1.05	(0.04)	(0.92)	(0.10)	(0.95)		0.10		0.52

Operating income (loss)			(0.03)	0.23	0.57	0.45	0.42	0.66	0.20	1.08		1.54		2.10
Less catastrophe losses			(0.47)	(0.21)	0.06	(0.25)	(0.45)	(0.17)	(0.68)	(0.62)		(0.87)		(0.81)

Operating income before catastrophe losses			$0.44	$0.44	$0.51	$0.70	$0.87	$0.83	$0.88	$1.70		$2.41		$2.91

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2009 Second-Quarter Supplement

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)			$5,169	$4,804	$4,309	$4,183	$4,304	$4,351
Equities (fair value)			2,737	1,986	2,432	3,210	3,537	4,226
Short-term investments (fair value)			11	13	19	162	—	51
Fixed maturities — pretax net unrealized gain (loss)			25	(36)	(108)	(132)	(33)	39
Equities — pretax net unrealized gain			487	347	627	1,012	1,227	1,831
Loss and loss expense reserves — STAT			3,674	3,555	3,494	3,507	3,534	3,448
Equity GAAP			3,795	3,512	3,667	3,947	4,011	4,498
Surplus — STAT			3,241	3,105	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$1,694	$1,534	$1,467	$1,483	$1,551	$1,534
Equities (fair value)			103	89	122	200	265	307
Short-term investments (fair value)			1	—	—	—	—	—
Fixed maturities — pretax net unrealized gain (loss)			(43)	(94)	(115)	(79)	(35)	—
Equities — pretax net unrealized gain (loss)			(8)	(27)	(7)	61	92	127
Equity — GAAP			563	454	471	530	617	661
Surplus — STAT			270	254	290	371	420	453

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,295	$4,366	$4,367	$4,362	$4,296	$4,258	$4,160	$4,189
Equities (fair value)	4,595	5,201	5,411	5,472	5,494	5,134	4,827	4,946
Short-term investments (fair value)	50	19	72	3	92	—	—	126
Fixed maturities — pretax net unrealized gain (loss)	58	23	(30)	44	47	51	(55)	2
Equities — pretax net unrealized gain	2,077	2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and loss expense reserves — STAT	3,398	3,461	3,374	3,373	3,356	3,314	3,237	3,169
Equity GAAP	4,784	5,282	5,404	5,272	5,261	5,073	4,702	4,730
Surplus — STAT	4,307	4,782	4,937	4,741	4,723	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,465	$1,475	$1,415	$1,384	$1,381	$1,399	$1,344	$1,338
Equities (fair value)	371	459	478	539	532	494	458	470
Short-term investments (fair value)	51	18	29	16	3	—	—	20
Fixed maturities — pretax net unrealized gain (loss)	6	4	(4)	20	15	17	(17)	6
Equities — pretax net unrealized gain (loss)	162	225	254	305	307	271	238	256
Equity — GAAP	685	724	730	739	719	688	652	666
Surplus — STAT	477	485	491	483	479	461	459	470
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change

Underwriting income
Net premiums written	$723	$790	$(67)	(8.5)	$1,501	$1,566	$(65)	(4.1)
Unearned premiums increase	(10)	29	(39)	nm	36	54	(18)	(33.8)
Earned premiums	$733	$761	$(28)	(3.7)	$1,465	$1,512	$(47)	(3.1)

Losses incurred	$524	$479	$45	9.5	$982	$897	$85	9.5
Allocated loss expenses incurred	49	33	16	49.7	85	70	15	21.6
Unallocated loss expenses incurred	46	46	—	(0.1)	96	92	4	4.2
Other underwriting expenses incurred	226	226	—	0.1	462	459	3	0.7
Workers compensation dividend incurred	6	(4)	10	nm	10	1	9	582.8

Total underwriting deductions	$851	$780	$71	9.1	$1,635	$1,519	$116	7.6
Net underwriting loss	$(118)	$(20)	$(98)	505.8	$(170)	$(7)	$(163)	nm

Investment income
Gross investment income earned	$81	$90	$(9)	(10.1)	$167	$185	$(18)	(9.9)
Net investment income earned	80	89	(9)	(10.1)	165	183	(18)	(10.0)
Net realized capital gains	(6)	(4)	(2)	62.8	(39)	(94)	55	(58.5)
Net investment gains (excl. subs)	$74	$85	$(11)	(13.1)	$125	$88	$37	41.8
Dividend from subsidiary	—	—	—	nm	—	—	—	nm
Net investment gains (net of tax)	$74	$85	$(11)	(13.1)	$125	$88	$37	41.8

Other income	$1	$1	$—	51.9	$2	$1	$1	104.1

Net income before federal income taxes	$(43)	$67	$(110)	nm	$(42)	$82	$(124)	nm
Federal and foreign income taxes incurred	$(29)	$16	$(46)	nm	$(30)	$84	$(115)	nm
Net income (loss) (statutory)	$(14)	$50	$(64)	nm	$(12)	$(2)	$(10)	468.9

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies — All Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 18 for adjusted data)

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written			$723	$778	$717	$727	$790	$776	$1,501	$1,566		$2,292		$3,010
Net premiums earned			$733	$732	$747	$751	$761	$751	$1,465	$1,512		$2,263		$3,010

Losses paid			$412	$401	$383	$467	$396	$383	$813	$778		$1,245		$1,629
Loss reserve change			112	56	(1)	(11)	83	35	169	119		108		107
Total losses incurred			$524	$457	$382	$456	$479	$418	$982	$897		$1,353		$1,736
Allocated loss expense paid			42	30	39	35	32	25	71	58		93		131
Allocated loss expense reserve change			7	6	(12)	(16)	1	12	14	12		(4)		(16)
Total allocated loss expense incurred			$49	$36	$27	$19	$33	$37	$85	$70		$89		$115
Unallocated loss expense paid			42	48	62	47	43	43	91	86		133		195
Unallocated loss expense reserve change			4	2	3	1	3	3	5	6		7		10
Total unallocated loss expense incurred			$46	$50	$65	$48	$46	$46	$96	$92		$140		$205
Underwriting expenses incurred			232	240	264	241	223	238	472	460		701		971

Underwriting (loss) profit			$(118)	$(51)	$9	$(13)	$(20)	$12	$(170)	$(7)		$(20)		$(17)

Ratio Data
Loss ratio			71.6%	62.5%	51.2%	60.8%	63.0%	55.6%	67.0%	59.3%		59.8%		57.7%
Allocated loss expense ratio			6.7	4.9	3.5	2.5	4.3	5.0	5.8	4.6		3.9		3.8
Unallocated loss expense ratio			6.3	6.8	8.7	6.4	6.1	6.1	6.6	6.1		6.2		6.8
Net underwriting expense ratio			32.0	30.9	36.8	33.1	28.1	30.6	31.4	29.3		30.6		32.1

Statutory combined ratio			116.6%	105.1%	100.2%	102.8%	101.5%	97.3%	110.8%	99.3%		100.5%		100.4%
Statutory combined ratio excluding catastrophes			100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.0%		90.8%		93.6%

Loss Detail
New losses greater than $4,000,000			$20	$9	$10	$10	$18	$—	$30	$26		$36		$46
New losses $2,000,000-$4,000,000			21	17	19	17	25	22	39	39		56		75
New losses $1,000,000-$2,000,000			18	11	22	33	17	22	28	39		72		94
New losses $750,000-$1,000,000			7	11	12	14	13	9	19	21		35		48
New losses $500,000-$750,000			9	16	16	16	13	11	24	24		40		56
New losses $250,000-$500,000			31	35	35	33	27	29	66	57		90		124
Case reserve development above $250,000			70	56	82	59	54	49	125	103		162		245

Large losses subtotal			$176	$155	$196	$182	$167	$142	$331	$309		$491		$688
IBNR incurred			39	18	(16)	(6)	(6)	6	57	—		(6)		(22)
Catastrophe losses incurred			118	53	(16)	63	113	43	171	156		219		203
Remaining incurred			191	231	218	217	205	227	423	432		649		867

Total losses incurred			$524	$457	$382	$456	$479	$418	$982	$897		$1,353		$1,736

Loss Ratio
New losses greater than $4,000,000			2.8%	1.3%	1.3%	1.3%	2.4%	0.0%	2.0%	1.7%		1.6%		1.5%
New losses $2,000,000-$4,000,000			2.9	2.4	2.5	2.2	3.3	2.9	2.6	2.6		2.5		2.5
New losses $1,000,000-$2,000,000			2.4	1.4	2.9	4.4	2.2	2.9	1.9	2.6		3.0		3.1
New losses $750,000-$1,000,000			1.0	1.5	1.6	1.9	1.7	1.1	1.3	1.4		1.6		1.6
New losses $500,000-$750,000			1.2	2.1	2.2	2.1	1.7	1.5	1.7	1.6		1.8		1.9
New losses $250,000-$500,000			4.2	4.8	4.6	4.4	3.6	3.9	4.5	3.7		4.0		4.1
Case reserve development above $250,000			9.6	7.6	11.0	7.9	7.1	6.5	8.5	6.9		7.2		8.1

Large losses subtotal			24.1%	21.1%	26.1%	24.2%	22.0%	18.8%	22.5%	20.5%		21.7%		22.8%
IBNR incurred			5.3	2.5	(2.1)	(0.8)	(0.9)	0.8	3.9	0.0		(0.3)		(0.7)
Total catastrophe losses incurred			16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3		9.7		6.8
Remaining incurred			26.1	31.7	29.3	29.0	27.0	30.2	29.0	28.5		28.7		28.8

Total loss ratio			71.6%	62.5%	51.2%	60.8%	63.0%	55.5%	67.0%	59.3%		59.8%		57.7%

Loss Claim Count
New losses greater than $4,000,000			4	2	2	2	5	2	6	7		9		11
New losses $2,000,000-$4,000,000			8	7	7	6	8	5	15	13		19		26
New losses $1,000,000-$2,000,000			14	9	17	27	13	19	23	32		59		76
New losses $750,000-$1,000,000			8	13	14	17	15	10	21	25		42		56
New losses $500,000-$750,000			14	28	28	28	23	21	42	44		72		100
New losses $250,000-$500,000			92	108	105	100	84	87	200	171		271		376
Case reserve development above $250,000			108	89	146	102	84	81	197	165		267		413

Large losses total			248	256	319	282	232	225	504	457		739		1,058

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 19 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written			$524	$626	$552	$538	$597	$625	$1,149	$1,222		$1,759		$2,311
Net premiums earned			$556	$557	$573	$582	$586	$574	$1,112	$1,161		$1,743		$2,316

Losses paid			$275	$271	$262	$326	$280	$266	$546	$546		$871		$1,133
Loss reserve change			92	50	26	(3)	67	32	142	100		97		123
Total losses incurred			$367	$321	$288	$323	$347	$298	$688	$646		$968		$1,256
Allocated loss expense paid			39	26	35	31	28	22	64	50		82		116
Allocated loss expense reserve change			5	6	(13)	(15)	1	12	11	13		(3)		(16)
Total allocated loss expense incurred			$44	$32	$22	$16	$29	$34	$75	$63		$79		$100
Unallocated loss expense paid			28	34	42	34	31	30	62	61		95		137
Unallocated loss expense reserve change			3	2	7	(1)	1	3	5	4		4		10
Total unallocated loss expense incurred			$31	$36	$49	$33	$32	$33	$67	$65		$99		$147
Underwriting expenses incurred			170	183	204	180	166	186	353	352		532		742

Underwriting (loss) profit			$(56)	$(15)	$10	$30	$12	$23	$(71)	$35		$65		$71

Ratio Data
Loss ratio			66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.6%		55.5%		54.2%
Allocated loss expense ratio			7.8	5.8	3.8	2.7	5.0	5.9	6.8	5.4		4.5		4.3
Unallocated loss expense ratio			5.7	6.4	8.4	5.7	5.5	5.7	6.0	5.7		5.7		6.4
Net underwriting expense ratio			32.5	29.2	36.5	33.5	27.8	29.7	30.8	28.8		30.2		31.7

Statutory combined ratio			112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%		95.9%		96.6%
Statutory combined ratio excluding catastrophes			101.7%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%		89.5%		92.2%

Loss Detail
New losses greater than $4,000,000			$21	$9	$10	$5	$18	$—	$30	$26		$31		$41
New losses $2,000,000-$4,000,000			22	17	19	17	25	22	38	40		56		75
New losses $1,000,000-$2,000,000			15	9	18	26	15	18	24	33		60		78
New losses $750,000-$1,000,000			7	9	10	12	11	8	16	19		31		41
New losses $500,000-$750,000			7	12	11	14	12	9	19	20		34		45
New losses $250,000-$500,000			24	26	28	25	22	23	51	45		70		98
Case reserve development above $250,000			63	51	76	57	51	44	114	96		153		229

Large losses subtotal			$159	$133	$172	$156	$154	$124	$292	$279		$435		$607
IBNR incurred			38	18	(12)	(7)	(8)	6	56	(2)		(10)		(22)
Catastrophe losses incurred			57	14	(9)	23	66	22	71	89		112		103
Remaining incurred			113	156	137	151	135	146	269	280		431		568

Total losses incurred			$367	$321	$288	$323	$347	$298	$688	$646		$968		$1,256

Loss Ratio
New losses greater than $4,000,000			3.7%	1.7%	1.8%	0.9%	3.1%	0.0%	2.7%	2.3%		1.8%		1.8%
New losses $2,000,000-$4,000,000			3.9	3.1	3.2	2.9	4.3	3.9	3.5	3.4		3.2		3.2
New losses $1,000,000-$2,000,000			2.6	1.6	3.1	4.5	2.5	3.2	2.1	2.9		3.4		3.4
New losses $750,000-$1,000,000			1.3	1.6	1.7	2.1	1.9	1.3	1.5	1.6		1.8		1.8
New losses $500,000-$750,000			1.3	2.1	2.0	2.3	2.0	1.5	1.7	1.7		1.9		2.0
New losses $250,000-$500,000			4.4	4.7	4.9	4.3	3.8	4.0	4.5	3.9		4.0		4.2
Case reserve development above $250,000			11.4	9.1	13.2	9.8	8.7	7.8	10.3	8.3		8.8		9.9

Large losses subtotal			28.6%	23.9%	29.9%	26.8%	26.3%	21.7%	26.3%	24.0%		24.9%		26.3%
IBNR incurred			6.7	3.3	(2.1)	(1.3)	(1.4)	1.0	5.0	(0.2)		(0.6)		(0.9)
Total catastrophe losses incurred			10.3	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7		6.4		4.5
Remaining incurred			20.4	27.9	24.0	25.9	23.0	25.4	24.1	24.2		24.8		24.3

Total loss ratio			66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.7%		55.5%		54.2%

Loss Claim Count
New losses greater than $4,000,000			4	2	2	1	4	2	6	4		7		9
New losses $2,000,000-$4,000,000			8	7	7	6	9	5	15	14		20		27
New losses $1,000,000-$2,000,000			11	8	14	21	12	16	19	22		49		63
New losses $750,000-$1,000,000			8	10	11	15	13	9	18	21		37		48
New losses $500,000-$750,000			12	21	19	24	21	16	33	40		61		80
New losses $250,000-$500,000			72	81	85	74	67	68	153	166		209		294
Case reserve development above $250,000			93	77	129	95	76	74	170	206		245		374

Large losses total			208	206	267	236	202	190	414	473		628		895

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 20 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written			$190	$145	$160	$184	$191	$150	$334	$341		$525		$685
Net premiums earned			$172	$171	$171	$167	$174	$177	$343	$351		$518		$689
Losses paid			$137	$130	$123	$141	$116	$116	$267	$232		$373		$496
Loss reserve change			18	4	(31)	(8)	16	3	22	19		11		(20)
Total losses incurred			$155	$134	$92	$133	$132	$119	$289	$251		$384		$476
Allocated loss expense paid			4	3	4	4	4	3	7	7		11		15
Allocated loss expense reserve change			—	—	1	(1)	(1)	—	—	—		(1)		(1)
Total allocated loss expense incurred			$4	$3	$5	$3	$3	$3	$7	$7		$10		$14
Unallocated loss expense paid			14	15	19	13	13	13	28	25		38		57
Unallocated loss expense reserve change			1	—	(3)	1	1	1	—	2		3		1
Total unallocated loss expense incurred			$15	$15	$16	$14	$14	$14	$28	$27		$41		$58
Underwriting expenses incurred			56	51	58	56	55	51	108	106		162		224

Underwriting loss			$(58)	$(32)	$—	$(39)	$(30)	$(10)	$(89)	$(40)		$(79)		$(83)

Ratio Data
Loss ratio			90.1%	78.3%	53.6%	79.7%	75.6%	67.4%	84.2%	71.5%		74.1%		69.0%
Allocated loss expense ratio			2.4	1.9	2.7	1.8	1.9	1.9	2.2	1.9		1.9		2.1
Unallocated loss expense ratio			8.2	8.3	9.6	8.7	7.9	7.4	8.3	7.6		8.0		8.3
Net underwriting expense ratio			29.8	35.4	36.2	30.4	28.9	34.1	32.1	31.2		30.9		32.2

Statutory combined ratio			130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%		114.9%		111.6%
Statutory combined ratio excluding catastrophes			95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%		94.2%		97.1%

Loss Detail
New losses greater than $4,000,000			$—	$—	$—	$5	$—	$—	$—	$—		$5		$5
New losses $2,000,000-$4,000,000			—	—	—	—	—	—	—	—		—		—
New losses $1,000,000-$2,000,000			3	1	4	6	2	4	5	5		12		16
New losses $750,000-$1,000,000			—	2	3	2	2	1	2	3		4		7
New losses $500,000-$750,000			1	4	5	2	1	3	5	4		6		11
New losses $250,000-$500,000			7	9	7	8	5	6	15	12		20		26
Case reserve development above $250,000			7	5	6	2	3	4	12	7		9		16

Large losses subtotal			$18	$21	$25	$25	$13	$18	$39	$31		$56		$81
IBNR incurred			—	(1)	(4)	2	2	—	(1)	2		4		—
Catastrophe losses incurred			61	39	(7)	40	47	21	100	67		107		100
Remaining incurred			76	75	78	66	70	80	151	151		217		295

Total losses incurred			$155	$134	$92	$133	$132	$119	$289	$251		$384		$476

Loss Ratio
New losses greater than $4,000,000			0.0%	0.0%	0.0%	3.0%	0.0%	0.0%	0.0%	0.0%		1.0%		0.7%
New losses $2,000,000-$4,000,000			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
New losses $1,000,000-$2,000,000			1.9	0.8	2.4	3.8	1.1	2.1	1.4	1.6		2.3		2.3
New losses $750,000-$1,000,000			0.0	1.4	1.5	1.0	1.1	0.4	0.7	0.8		0.8		1.0
New losses $500,000-$750,000			0.8	2.2	2.9	1.3	0.7	1.5	1.5	1.1		1.2		1.6
New losses $250,000-$500,000			4.0	5.0	3.9	4.8	3.0	3.6	4.5	3.3		3.8		3.8
Case reserve development above $250,000			3.7	3.0	3.8	1.4	1.5	2.5	3.3	1.9		1.7		2.3

Large losses subtotal			10.4%	12.4%	14.5%	15.3%	7.5%	10.0%	11.4%	8.7%		10.8%		11.7%
IBNR incurred			0.1	(0.6)	(2.3)	1.0	0.9	0.2	(0.3)	0.6		0.7		0.0
Total catastrophe losses incurred			35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3		20.7		14.5
Remaining incurred			44.2	43.9	45.5	39.6	40.2	45.6	44.1	42.9		41.9		42.8

Total loss ratio			90.1%	78.3%	53.6%	79.7%	75.6%	67.4%	84.2%	71.5%		74.1%		69.0%

Loss Claim Count
New losses greater than $4,000,000			—	—	—	1	—	—	—	—		1		—
New losses $2,000,000-$4,000,000			—	—	—	—	—	—	—	—		—		3
New losses $1,000,000-$2,000,000			3	1	3	6	1	3	4	4		10		7
New losses $750,000-$1,000,000			—	3	3	2	2	1	3	6		5		14
New losses $500,000-$750,000			2	7	9	4	2	5	9	16		11		51
New losses $250,000-$500,000			20	27	20	26	17	19	47	47		62		28
Case reserve development above $250,000			15	12	17	7	8	7	27	29		22		79

Large losses total			40	50	52	46	30	35	90	102		111		182

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2009

	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial							Personal			Commercial	Consolidated		Commercial	Personal	Total
(Dollars in millions)	Comm			Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2009	2008	Change	Change	Change
Risk State	Casualty	Comm Prop	Comm Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$9.2	$8.5	$3.8	$0.4	$4.1	$1.2	$0.3	$8.1	$12.4	$2.7	$0.4	$51.1	$51.9	(5.2)	1.3	(1.7)
AZ	5.6	3.3	4.7	0.6	0.4	0.4	0.3	0.3	0.3	0.1	0.2	16.5	16.9	(7.3)	397.0	(2.3)
AR	4.5	5.1	3.3	2.3	2.1	0.9	0.2	1.4	1.5	0.5	0.3	21.9	21.9	(2.4)	5.0	0.0
CO	—	0.2	0.1	0.3	—	0.1	—	—	0.1	—	—	0.7	0.9	(13.4)	(8.5)	(12.9)
DE	0.6	0.5	0.5	1.2	0.1	0.1	—	—	—	—	—	3.1	2.6	19.3	(61.4)	19.3
FL	11.9	11.8	5.0	0.6	1.0	1.1	0.5	5.6	9.0	1.6	—	48.1	58.2	(21.3)	(8.0)	(17.3)
GA	13.4	10.6	9.6	7.5	3.8	3.5	0.5	15.1	13.8	4.1	1.4	83.3	83.1	(2.6)	1.6	0.2
ID	4.4	2.2	2.8	0.1	0.5	0.6	0.1	0.1	—	—	0.1	11.0	12.1	(10.2)	nm	(8.6)
IL	32.5	22.0	15.7	27.3	6.5	3.8	1.5	11.8	9.1	3.3	1.8	135.4	146.8	(10.3)	1.5	(7.8)
IN	22.4	19.0	12.7	14.5	4.3	3.2	1.4	12.9	11.9	3.6	2.3	108.1	112.1	(6.0)	(1.8)	(3.7)
IA	10.7	7.1	5.0	12.6	2.2	1.4	0.7	1.6	1.6	0.9	0.2	44.0	43.8	1.0	(8.0)	0.5
KS	4.1	4.1	2.3	4.7	1.6	1.0	0.2	2.0	2.5	0.6	0.1	23.2	22.9	2.3	(4.9)	1.2
KY	11.1	10.8	6.7	2.0	2.9	1.8	0.4	10.0	7.6	2.2	0.7	56.2	55.0	0.0	2.3	2.1
MD	6.9	3.2	5.3	4.8	0.6	0.8	0.2	0.1	0.8	0.3	0.3	23.2	23.9	(5.3)	20.8	(2.8)
MI	15.3	11.0	7.0	7.9	5.8	3.1	0.9	5.6	6.5	1.6	0.9	65.6	67.1	(4.3)	(0.3)	(2.2)
MN	11.1	8.2	4.8	3.9	1.6	1.1	0.6	3.2	2.8	1.6	0.6	39.5	40.9	(6.8)	4.5	(3.3)
MO	11.0	10.2	6.4	7.7	2.8	1.5	0.5	1.5	2.2	0.5	0.6	44.9	46.2	(5.6)	12.7	(2.8)
MT	7.3	3.5	3.6	0.1	0.5	0.2	0.2	0.4	0.4	0.1	0.2	16.5	17.0	(7.9)	196.1	(3.1)
NE	3.2	2.8	2.0	3.8	0.8	0.5	0.2	0.4	0.5	0.2	0.1	14.5	14.7	(2.1)	(1.0)	(1.2)
NH	1.4	0.9	0.7	1.3	0.4	0.2	0.1	0.3	0.3	0.2	0.1	5.8	6.1	(8.7)	(2.2)	(5.9)
NM	1.3	0.5	0.8	0.3	0.1	0.3	—	—	—	—	0.1	3.3	1.8	80.1	nm	84.6
NY	17.6	4.8	6.3	1.4	0.7	1.3	0.3	—	—	—	0.2	32.5	29.0	11.5	(9.1)	12.2
NC	17.2	12.5	10.3	13.3	6.7	3.9	0.8	1.9	2.0	1.6	0.8	71.0	77.8	(13.9)	102.9	(8.8)
ND	3.0	1.7	1.4	—	0.4	0.4	0.1	0.2	0.2	0.1	—	7.5	7.6	(2.7)	4.9	(1.6)
OH	76.2	46.9	31.1	—	9.5	12.0	2.5	58.6	40.8	15.2	2.4	295.0	309.8	(4.8)	(6.2)	(4.9)
PA	24.4	15.0	15.2	27.3	4.6	2.7	0.9	3.5	2.7	1.7	0.8	98.7	105.0	(6.9)	(3.6)	(6.0)
SC	5.7	3.7	3.1	3.0	1.3	1.1	0.2	0.1	0.1	0.1	0.2	18.5	21.1	(14.3)	127.5	(12.3)
SD	2.2	1.3	1.0	2.6	0.3	0.2	0.1	—	—	—	0.1	7.8	9.6	(19.5)	5.0	(18.7)
TN	12.2	9.6	7.3	5.5	4.9	2.0	0.6	4.2	4.4	1.6	0.6	52.9	55.2	(6.6)	1.1	(4.2)
TX	1.5	2.3	0.8	1.0	0.1	0.1	0.2	—	—	0.1	0.1	6.3	3.1	96.7	(95.5)	100.1
UT	5.6	2.6	3.1	—	0.3	1.1	0.2	0.4	0.2	—	0.6	14.1	13.2	(1.4)	nm	7.9
VT	2.5	2.0	1.5	2.8	0.6	0.4	0.1	0.3	0.4	0.1	0.1	10.9	11.6	(7.3)	(5.6)	(5.9)
VA	16.3	12.1	10.1	9.3	2.5	3.3	0.6	4.3	3.6	1.4	0.6	64.0	69.4	(9.5)	(2.6)	(7.8)
WA	0.8	0.4	0.5	—	—	0.1	—	—	—	—	—	1.8	0.7	151.4	nm	156.1
WV	3.4	2.3	2.2	0.4	1.3	0.5	0.2	—	0.3	0.1	0.4	11.0	11.2	(5.8)	(7.8)	(2.1)
WI	14.3	9.0	6.6	16.0	2.1	1.3	0.8	4.2	3.3	1.6	0.6	59.7	60.6	(1.1)	(5.3)	(1.2)
All Other	1.8	1.5	1.3	2.2	—	0.8	0.1	—	—	—	—	7.8	7.0	12.6	(38.5)	12.3

Total	$392.7	$273.0	$204.6	$188.6	$77.3	$57.7	$16.6	$158.3	$141.4	$47.7	$17.9	$1,575.5	$1,637.9	(5.7)	(1.0)	(3.8)
Other Direct	—	0.8	—	1.9	—	—	—	—	1.6	—	—	4.4	7.3	(52.6)	10.9	(40.0)

Total Direct	$392.7	$273.8	$204.6	$190.5	$77.3	$57.7	$16.6	$158.3	$143.0	$47.7	$17.9	$1,579.9	$1,645.2	(5.9)	(0.9)	(4.0)

Surplus direct premiums written were $17.9 million and $3.7 million for the six months ended June 30, 2009 and 2008, respectively.

*	Consolidated change consists of commercial lines, personal lines and E&S.

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.
2009 Second-Quarter Supplement

Quarterly Property Casualty Data — Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Commercial casualty:
Written premiums			$171	$209	$183	$171	$199	$211	$379	$410		$582		$764
Earned premiums			180	187	183	197	194	190	366	384		580		763
Loss and loss expenses ratio			54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%		47.4%		41.7%
Less catastrophe loss ratio			—	—	—	—	—	—	—	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%		47.4%		41.7%

Commercial property:
Written premiums			$113	$132	$117	$117	$124	$124	$245	$247		$364		$481
Earned premiums			120	121	122	120	123	122	241	244		364		487
Loss and loss expenses ratio			88.3%	69.0%	47.2%	70.0%	97.6%	75.5%	78.6%	86.6%		81.1%		72.6%
Less catastrophe loss ratio			23.5	7.4	(5.3)	15.6	38.0	16.5	15.4	27.3		23.4		16.2

Loss and loss expenses excluding catastrophe loss ratio			64.8%	61.6%	52.5%	54.4%	59.6%	59.0%	63.2%	59.3%		57.7%		56.4%

Commercial auto:
Written premiums			$94	$110	$94	$93	$108	$107	$204	$215		$308		$402
Earned premiums			98	99	103	103	104	101	197	205		308		411
Loss and loss expenses ratio			62.5%	59.7%	94.8%	63.2%	67.5%	63.4%	61.1%	65.5%		64.7%		72.3%
Less catastrophe loss ratio			3.3	(0.1)	(0.8)	0.1	3.4	(0.4)	1.6	1.5		1.0		0.6

Loss and loss expenses excluding catastrophe loss ratio			59.2%	59.8%	95.6%	63.1%	64.1%	63.8%	59.5%	64.0%		63.7%		71.7%

Workers’ compensation:
Written premiums			$79	$104	$89	$84	$95	$114	$183	$209		$292		$382
Earned premiums			88	83	93	93	94	94	171	189		282		375
Loss and loss expenses ratio			130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%		77.9%		90.4%
Less catastrophe loss ratio			—	—	—	—	—	—	—	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%		77.9%		90.4%

Specialty package:
Written premiums			$35	$38	$37	$36	$36	$37	$73	$73		$109		$145
Earned premiums			37	35	36	35	36	35	72	72		107		144
Loss and loss expenses ratio			114.3%	96.0%	40.6%	80.2%	109.7%	63.4%	105.4%	86.8%		84.6%		73.5%
Less catastrophe loss ratio			68.8	13.7	(3.8)	12.2	43.9	8.1	41.9	26.2		21.5		15.2

Loss and loss expenses excluding catastrophe loss ratio			45.5%	82.3%	44.4%	68.0%	65.8%	55.3%	63.5%	60.6%		63.1%		58.3%

Surety and executive risk:
Written premiums			$25	$25	$24	$29	$28	$25	$50	$54		$82		$107
Earned premiums			25	25	28	27	28	25	50	53		80		107
Loss and loss expenses ratio			67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	24.0%	70.1%		71.3%		72.6%
Less catastrophe loss ratio			—	—	—	—	—	—	48.8	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	(24.8)%	70.1%		71.3%		72.6%

Machinery and equipment:
Written premiums			$7	$8	$8	$8	$7	$7	$15	$14		$22		$30
Earned premiums			8	7	8	7	7	7	15	14		22		29
Loss and loss expense ratio			39.7%	59.3%	50.4%	32.4%	34.1%	53.3%	49.3%	43.6%		39.8%		42.5%
Less catastrophe loss ratio			1.2	4.5	(0.2)	2.8	1.0	—	2.8	0.6		1.3		0.9

Loss and loss expense excluding catastrophe loss ratio			38.5%	54.8%	50.6%	29.6%	33.1%	53.3%	46.5%	43.0%		38.5%		41.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data — Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Personal auto:
Written premiums			$89	$68	$73	$88	$89	$69	$157	$158		$246		$320
Earned premiums			80	79	80	81	82	83	159	164		245		325
Loss and loss expenses ratio			75.7%	63.6%	81.0%	63.7%	56.8%	67.6%	69.7%	62.2%		62.7%		67.2%
Less catastrophe loss ratio			3.1	0.3	(1.6)	1.7	3.1	1.7	1.7	2.4		2.2		1.2

Loss and loss expenses excluding catastrophe loss ratio			72.6%	63.3%	82.6%	62.0%	53.7%	65.9%	68.0%	59.8%		60.5%		66.0%

Homeowner:
Written premiums			$76	$56	$65	$72	$79	$60	$132	$139		$212		$277
Earned premiums			70	70	69	64	71	72	140	143		208		277
Loss and loss expenses ratio			147.8%	132.9%	52.9%	122.8%	130.7%	91.4%	140.3%	110.9%		114.6%		99.2%
Less catastrophe loss ratio			77.6	51.5	(8.5)	54.5	60.0	25.2	64.5	42.5		46.2		32.5

Loss and loss expenses excluding catastrophe loss ratio			70.2%	81.4%	61.4%	68.3%	70.7%	66.2%	75.8%	68.4%		68.4%		66.7%

Other personal:
Written premiums			$25	$21	$21	$24	$23	$21	$45	$44		$67		$88
Earned premiums			22	22	22	22	21	22	44	44		65		87
Loss and loss expenses ratio			42.6%	37.8%	51.8%	91.5%	43.2%	62.2%	40.2%	52.9%		65.8%		62.2%
Less catastrophe loss ratio			18.7	11.0	0.4	14.5	8.0	4.1	14.8	6.0		8.9		6.7

Loss and loss expenses excluding catastrophe loss ratio			23.9%	26.8%	51.4%	77.0%	35.2%	58.1%	25.4%	46.9%		56.9%		55.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Consolidated Cincinnati Insurance Companies
Quarterly Detailed Loss Analysis

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$529	$482	$610	$564	$532	$467	$1,010	$999		$1,564		$2,173
Loss and loss expenses — prior AY’s			(27)	9	(120)	(103)	(87)	(9)	(18)	(96)		(198)		(317)
Catastrophes — current AY			120	55	(17)	62	113	47	175	160		222		205
Catastrophes — prior AY’s			(2)	(2)	1	2	—	(4)	(4)	(4)		(2)		(1)

Total			$620	$544	$474	$525	$558	$501	$1,163	$1,059		$1,586		$2,060

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY			72.1%	65.8%	81.9%	75.1%	69.7%	62.2%	69.0%	66.0%		69.1%		72.2%
Loss and loss expenses — prior AY’s			(3.7)	1.2	(16.2)	(13.8)	(11.3)	(1.2)	(1.2)	(6.3)		(8.7)		(10.5)
Catastrophes — current AY			16.3	7.5	(2.2)	8.3	15.0	6.2	11.9	10.5		9.8		6.8
Catastrophes — prior AY’s			(0.2)	(0.3)	0.1	0.1	(0.1)	(0.5)	(0.3)	(0.2)		(0.2)		0.0

Total			84.5%	74.2%	63.6%	69.7%	73.3%	66.7%	79.4%	70.0%		70.0%		68.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$403	$363	$464	$436	$416	$354	$766	$770		$1,207		$1,671
Loss and loss expenses — prior AY’s			(18)	11	(97)	(87)	(74)	(11)	(7)	(85)		(171)		(268)
Catastrophes — current AY			61	17	(9)	23	66	25	78	92		115		106
Catastrophes — prior AY’s			(4)	(3)	—	1	—	(3)	(7)	(3)		(2)		(2)

Total			$442	$388	$358	$373	$408	$365	$830	$774		$1,149		$1,507

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY			72.5%	65.2%	80.9%	75.0%	70.8%	61.6%	68.8%	66.4%		69.2%		72.2%
Loss and loss expenses — prior AY’s			(3.2)	2.1	(17.0)	(15.0)	(12.4)	(1.9)	(0.6)	(7.3)		(9.7)		(11.6)
Catastrophes — current AY			10.9	3.1	(1.5)	4.0	11.4	4.5	7.0	7.9		6.7		4.6
Catastrophes — prior AY’s			(0.7)	(0.6)	0.0	0.1	(0.1)	(0.6)	(0.6)	(0.3)		(0.2)		(0.1)

Total			79.5%	69.8%	62.4%	64.0%	69.7%	63.6%	74.6%	66.7%		66.0%		65.1%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$121	$115	$143	$127	$114	$113	$237	$228		$355		$498
Loss and loss expenses — prior AY’s			(9)	(2)	(23)	(16)	(12)	2	(12)	(11)		(27)		(50)
Catastrophes — current AY			59	38	(8)	39	47	22	97	68		107		99
Catastrophes — prior AY’s			2	1	1	1	—	(1)	3	(1)		—		1

Total			$173	$152	$113	$151	$149	$136	$325	$284		$435		$548

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY			70.8%	67.4%	83.8%	75.6%	65.6%	64.1%	69.0%	64.8%		68.4%		72.3%
Loss and loss expenses — prior AY’s			(5.4)	(1.4)	(13.7)	(9.4)	(7.2)	1.0	(3.4)	(3.1)		(5.2)		(7.2)
Catastrophes — current AY			34.3	22.0	(4.7)	23.3	27.0	11.9	28.1	19.4		20.7		14.4
Catastrophes — prior AY’s			1.1	0.6	0.5	0.5	0.0	(0.3)	0.9	(0.1)		0.1		0.1

Total			100.9%	88.6%	65.9%	90.0%	85.4%	76.7%	94.6%	81.0%		84.0%		79.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2009 Second-Quarter Supplement

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
(In millions)	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred

Gross loss and loss expense incurred at June 30, 2009
Commercial casualty	$114	$58	$172	$43	$(17)	$5	$30	$157	$(17)	$62	$202
Commercial property	174	22	196	6	13	1	20	180	13	23	216
Commercial auto	110	19	129	(11)	3	—	(8)	99	3	19	120
Workers’ compensation	124	20	145	(4)	69	9	74	121	69	29	219
Specialty packages	48	8	56	3	16	2	20	51	16	10	76
Surety and executive risk	22	5	27	(7)	2	(1)	(7)	15	2	4	20
Machinery and equipment	6	1	6	—	—	—	—	6	—	1	6

Total commercial lines	599	132	731	29	86	16	129	627	85	147	860

Personal auto	102	14	116	(6)	1	—	(5)	96	1	14	111
Homeowners	153	18	171	5	17	2	24	158	17	20	196
Other personal	25	3	28	(8)	(1)	(1)	(10)	17	(1)	2	18

Total personal lines	280	35	316	(9)	17	1	9	271	17	36	325

Total property casualty group	$879	$167	$1,046	$20	$103	$16	$138	$899	$102	$183	$1,185

Ceded loss and loss expense incurred at June 30, 2009
Commercial casualty	$8	$3	$11	$(5)	$(4)	$(1)	$(9)	$3	$(4)	$2	$2
Commercial property	27	—	27	1	(2)	—	(1)	28	(2)	—	26
Commercial auto	1	—	1	(1)	—	—	(1)	—	—	—	0
Workers’ compensation	7	1	8	(4)	3	—	(1)	3	3	1	7
Specialty packages	1	—	1	(1)	—	—	(1)	1	—	—	1
Surety and executive risk	8	2	9	(14)	—	—	(14)	(6)	—	2	(4)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	0

Total commercial lines	53	5	58	(24)	(3)	0	(27)	29	(3)	4	31

Personal auto	—	—	0	—	—	—	0	—	—	—	0
Homeowners	12	—	12	(10)	(3)	—	(12)	2	(3)	—	(1)
Other personal	1	—	1	—	—	—	0	1	—	—	1

Total personal lines	13	0	13	(10)	(3)	0	(12)	3	(3)	0	0

Total property casualty group	$66	$6	$71	$(34)	$(6)	$(0)	$(40)	$32	$(6)	$4	$32

Net loss and loss expense incurred at June 30, 2009
Commercial casualty	$106	$55	$161	$48	$(14)	$5	$39	$154	$(14)	$60	$201
Commercial property	147	22	169	5	14	1	21	152	14	23	189
Commercial auto	109	19	128	(10)	3	—	(7)	99	3	19	120
Workers’ compensation	117	20	137	—	67	9	76	117	67	28	212
Specialty packages	47	8	55	4	17	2	21	50	17	10	76
Surety and executive risk	14	3	17	6	2	(1)	7	21	2	2	24
Machinery and equipment	6	1	6	1	—	—	0	6	—	1	8

Total commercial lines	546	127	673	53	89	16	157	599	88	142	830

Personal auto	101	14	116	(6)	1	—	(5)	95	1	14	111
Homeowners	142	18	160	14	20	2	37	156	20	20	196
Other personal	24	3	27	(7)	(1)	(1)	(10)	17	(1)	2	18

Total personal lines	267	35	303	1	21	1	21	268	21	36	325

Total property casualty group	$813	$162	$976	$54	$109	$17	$178	$867	$109	$178	$1,155

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — All Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums			$666	$695	$669	$687	$738	$733	$1,361	$1,472		$2,159		$2,828
Agency new business written premiums			107	97	100	92	100	76	204	175		267		368
Ceded written premiums			(40)	(39)	(41)	(49)	(37)	(38)	(79)	(75)		(124)		(165)
Other written premiums			2	2	2	4	1	2	5	3		7		9
Written premium adjustment — statutory			(12)	23	(13)	(7)	(12)	3	11	(9)		(17)		(30)

Reported written premiums — statutory*			$723	$778	$717	$727	$790	$776	$1,501	$1,566		$2,292		$3,010
Unearned premium change			10	(46)	30	24	(29)	(25)	(36)	(54)		(29)		—

Earned premiums			$733	$732	$747	$751	$761	$751	$1,465	$1,512		$2,263		$3,010

Year over year change %
Agency renewal written premiums			(9.8)%	(5.2)%	(5.1)%	(6.1)%	(3.0)%	(3.7)%	(7.5)%	(3.4)%		(4.3)%		(4.5)%
Agency new business written premiums			6.9	28.9	23.6	12.1	22.8	(6.3)	16.4	8.3		9.6		13.1
Ceded written premiums			7.1	4.6	0.3	20.3	(4.6)	(1.1)	5.8	(2.9)		5.1		3.8
Other written premiums			81.6	32.5	(50.6)	(39.1)	(74.6)	(71.8)	53.5	(73.1)		(61.6)		(59.3)
Written premium adjustment — statutory			(0.3)	661.2	(48.0)	(81.6)	(900.0)	(91.5)	(220.8)	(124.3)		161.5		(4.8)
Reported written premiums — statutory*			(8.5)	0.3	(1.0)	(1.3)	(2.5)	(8.3)	(4.2)	(5.4)		(4.2)		(3.4)

Statutory combined ratio
Statutory combined ratio			116.6%	105.1%	100.2%	102.8%	101.5%	97.2%	110.8%	99.4%		100.5%		100.4%
Contribution from catastrophe losses			16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3		9.7		6.8

Statutory combined ratio excluding catastrophe losses			100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.1%		90.8%		93.6%

Commission expense ratio			18.2%	17.7%	20.8%	17.7%	17.4%	17.7%	17.9%	17.5%		17.6%		18.4%
Other expense ratio			13.8	13.2	15.9	15.4	10.7	12.9	13.5	11.8		12.8		13.7

Statutory expense ratio			32.0%	30.9%	36.7%	33.1%	28.1%	30.6%	31.4%	29.3%		30.4%		32.1%

GAAP combined ratio
GAAP combined ratio			116.6%	107.5%	98.9%	101.2%	103.5%	98.6%	112.1%	101.1%		101.1%		100.6%
Contribution from catastrophe losses			16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3		9.7		6.8

GAAP combined ratio excluding catastrophe losses			100.5%	100.3%	101.0%	92.8%	88.6%	92.9%	100.5%	90.8%		91.4%		93.8%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums			$488	$557	$514	$502	$552	$588	$1,045	$1,140		$1,642		$2,156
Agency new business written premiums			79	76	83	77	87	66	155	153		229		312
Ceded written premiums			(32)	(31)	(23)	(46)	(31)	(32)	(64)	(63)		(109)		(131)
Other written premiums			1	1	(9)	13	1	—	3	1		14		4
Written premium adjustment — statutory			(12)	23	(13)	(8)	(12)	3	11	(9)		(17)		(30)

Reported written premiums — statutory*			$524	$626	$552	$538	$597	$625	$1,149	$1,222		$1,759		$2,311
Unearned premium change			32	(69)	21	44	(11)	(51)	(37)	(61)		(16)		5

Earned premiums			$556	$557	$573	$582	$586	$574	$1,112	$1,161		$1,743		$2,316

Year over year change %
Agency renewal written premiums			(11.6)%	(5.2)%	(5.9)%	(7.7)%	(2.9)%	(4.0)%	(8.3)%	(3.5)%		(4.8)%		(5.1)%
Agency new business written premiums			(8.9)	14.9	16.4	6.0	21.2	(8.3)	1.4	6.4		6.3		8.8
Ceded written premiums			3.2	0.2	(33.0)	43.6	(1.6)	2.8	1.7	0.6		15.1		2.4
Other written premiums			49.2	nm	(391.7)	250.5	(73.4)	(99.4)	227.4	(89.2)		25.0		(66.5)
Written premium adjustment — statutory			4.2	666.7	(45.8)	(81.6)	(900.0)	(91.5)	(216.7)	(124.3)		161.7		(1.6)
Reported written premiums — statutory*			(12.2)	0.1	(1.9)	(1.2)	(2.7)	(9.8)	(5.9)	(6.5)		(4.9)		(4.2)

Statutory combined ratio
Statutory combined ratio			112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%		95.9%		96.6%
Contribution from catastrophe losses			10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7		6.4		4.5

Statutory combined ratio excluding catastrophe losses			101.8%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%		89.5%		92.1%

Commission expense ratio			18.1%	16.4%	20.8%	18.1%	16.9%	16.5%	17.2%	16.7%		17.1%		18.0%
Other expense ratio			14.4	12.8	15.7	15.4	10.9	13.2	13.5	12.1		13.1		13.7

Statutory expense ratio			32.5%	29.2%	36.5%	33.5%	27.8%	29.7%	30.7%	28.8%		30.2%		31.7%

GAAP combined ratio
GAAP combined ratio			110.9%	102.2%	98.1%	94.9%	99.9%	95.0%	106.6%	97.4%		96.6%		97.0%
Contribution from catastrophe losses			10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7		6.4		4.5

GAAP combined ratio excluding catastrophe losses			100.7%	99.7%	99.6%	90.9%	88.6%	91.1%	100.2%	89.7%		90.2%		92.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums			$176	$137	$156	$185	$186	$146	$313	$332		$517		$672
Agency new business written premiums			19	14	11	11	10	8	34	19		30		42
Ceded written premiums			(7)	(7)	(8)	(13)	(6)	(6)	(15)	(12)		(26)		(33)
Other written premiums			1	1	—	1	1	2	2	2		4		4
Written premium adjustment — statutory			—	—	—	—	—	—	—	—		—		—

Reported written premiums — statutory*			$190	$145	$158	$184	$191	$150	$334	$341		$525		$685
Unearned premium change			(18)	26	13	(17)	(17)	27	9	10		(7)		4

Earned premiums			$172	$171	$171	$167	$174	$177	$343	$351		$518		$689

Year over year change %
Agency renewal written premiums			(5.3)%	(6.0)%	(2.3)%	(1.6)%	(3.3)%	(2.8)%	(5.6)%	(3.1)%		(2.5)%		(2.5)%
Agency new business written premiums			84.7	67.2	17.9	11.8	7.7	(0.5)	76.8	3.9		6.7		9.5
Ceded written premiums			20.2	23.1	7.0	61.4	(17.3)	(17.2)	21.6	(17.3)		11.0		10.1
Other written premiums			122.6	(50.0)	(64.9)	(37.3)	(76.2)	(0.4)	(8.9)	(43.3)		(41.3)		(45.4)
Written premium adjustment — statutory			0.0	0.0	(100.0)	(100.0)	0.0	(100.0)	0.0	(100.0)		(100.0)		(100.0)
Reported written premiums — statutory*			(0.6)	(3.5)	(1.4)	(4.0)	(3.0)	(2.0)	(1.9)	(2.6)		(3.1)		(2.7)

Statutory combined ratio
Statutory combined ratio			130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%		114.9%		111.6%
Contribution from catastrophe losses			35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3		20.7		14.5

Statutory combined ratio excluding catastrophe losses			95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%		94.2%		97.1%

Commission expense ratio			18.0%	22.5%	21.2%	16.4%	18.6%	22.3%	20.0%	20.2%		18.9%		19.5%
Other expense ratio			11.7	12.9	15.0	14.0	10.3	11.8	12.2	11.0		12.0		12.7

Statutory expense ratio			29.7%	35.4%	36.2%	30.4%	28.9%	34.1%	32.2%	31.2%		30.9%		32.2%

GAAP combined ratio
GAAP combined ratio			133.2%	120.7%	100.0%	122.5%	115.3%	110.1%	126.9%	112.7%		115.9%		111.9%
Contribution from catastrophe losses			35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3		20.7		14.5

GAAP combined ratio excluding catastrophe losses			97.8%	98.1%	104.1%	98.7%	88.3%	98.5%	97.9%	93.4%		95.2%		97.4%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change

Net premiums written	$71	$45	$26	58.8	$119	$87	$32	37.7
Net investment income	31	29	2	5.6	61	58	3	4.1
Amortization of interest maintenance reserve	(2)	—	(2)	nm	(3)	(1)	(2)	(518.4)
Commissions and expense allowances on reinsurance ceded	2	2	—	(7.2)	4	4	—	(8.3)
Income from fees associated with Separate Accounts	—	1	(1)	nm	—	1	(1)	nm
Total revenues	$102	$77	$25	33.5	$180	$150	$30	20.5

Death benefits and matured endowments	$12	$10	$2	14.0	$29	$21	$8	36.5
Annuity benefits	7	6	1	16.0	17	13	4	24.3
Disability benefits and benefits under accident and health contracts	1	1	—	(3.3)	1	1	—	(5.1)
Surrender benefits and group conversions	6	6	—	(3.6)	11	12	(1)	(7.2)
Interest and adjustments on deposit-type contract funds	3	3	—	(3.8)	5	6	(1)	(4.3)
Increase in aggregate reserves for life and accident and health contracts	58	30	28	92.8	85	52	33	63.1
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$86	$56	$30	53.3	$148	$106	$42	40.5

Commissions	$10	$8	$2	20.8	$18	$16	$2	11.4
General insurance expenses and taxes	9	10	(1)	(6.9)	18	19	(1)	(6.4)
Increase in loading on deferred and uncollected premiums	(3)	(2)	(1)	(52.6)	(3)	(2)	(1)	(60.1)
Net transfers to or (from) Separate Accounts	—	—	—	nm	(2)	—	(2)	nm
Other deductions	—	—	—	nm	—	—	—	nm
Total operating expenses	$16	$16	$—	0.7	$31	$34	$(3)	(7.2)

Federal and foreign income taxes incurred	(1)	3	(4)	nm	(4)	11	(15)	nm

Net gain from operations before realized capital gains or (losses)	$1	$2	$(1)	27.5	$5	$(1)	$6	nm

Net realized gains or (losses) net of capital gains tax	—	(8)	8	nm	(6)	(14)	8	56.0

Net income (loss) (statutory)	$1	$(7)	$8	nm	$(1)	$(15)	$14	90.8

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 Second-Quarter Supplement